UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  September 15, 2009

BIOSPHERE MEDICAL, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-23678	04-3216867
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1050 Hingham Street Rockland, Massachusetts		02370
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:  (781) 681-7900

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                                          Other Events.

On September 15, 2009, BioSphere Medical, Inc. (“BioSphere” or the “Company”) entered into a settlement agreement in the product liability lawsuit filed against the Company and other previously-dismissed defendants on behalf of Brett Pingel in state court in St. Louis, Missouri.  Because the plaintiff is a minor, the settlement agreement must receive court approval, which the Company expects to occur within the next thirty to sixty days.  Once approved by the court, the settlement agreement will fully and finally resolve all claims pending in the lawsuit in exchange for the payment by BioSphere of an amount that the parties have agreed will be confidential.  The parties agreed to settle the case without any admission of liability on the part of BioSphere.  The Company maintains product liability insurance, and the Company’s insurer has agreed to pay the full amount of the settlement.

On August 17, 2005, a lawsuit was filed in the Circuit Court, Twenty-Second Judicial Circuit, St. Louis, Missouri, entitled Brett Pingel by next friend Dawn LaRose vs. BioSphere Medical, Inc., Bruce Kirke Bieneman, M.D., St. Louis University Hospital, John Stith, M.D. and St. Louis University. The lawsuit alleged, among other things, that Pingel suffered permanent bilateral blindness as a result either of the use of BioSphere’s EmboGold Microspheres in a juvenile nasal angiofibroma embolization or the negligence of the health-care providers, or both factors combined.  The plaintiff sought compensatory and punitive damages.  Prior to reaching an agreement with the Company, the plaintiff had settled with the other defendants for undisclosed amounts.  The case had been scheduled for trial in October 2009.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements regarding the expectation that that the court will approve the settlement in the next 30 to 60 days. The Company may use words such as “plans,” “seeks,” “projects,” “believes,” “may,” “anticipates,” “estimates,” “should,” “intends,” “looking forward,” and similar expressions to identify these forward-looking statements.  These statements are subject to risks and uncertainties and are based upon the Company’s beliefs and assumptions.  There are a number of important factors that may affect the Company’s actual results and the accuracy of its forward-looking statements, many of which are beyond the Company’s control and are difficult to predict.  For example, there is a risk that the court may not approve the settlement, as expected by the parties.  There are other important factors that may adversely affect the Company’s actual results, including, without limitation, the risk factors described in the section titled “Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2009, as filed by the Company with the Securities and Exchange Commission, and described in other filings made by the Company from time to time with the Securities and Exchange Commission.  In addition, the forward-looking statements included in this Current Report on Form 8-K represent the Company’s estimates as of the date of this report. The Company anticipates that subsequent events and developments may cause its forward-looking statements to change.  The Company specifically disclaims any obligation or intention to update or revise these forward-looking statements as a result of changed events or circumstances after the date of this report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 18, 2009	BIOSPHERE MEDICAL, INC.

	By:	/s/ Martin J. Joyce
Martin J. Joyce
Executive Vice President
and Chief Financial Officer